FIFTH AMENDMENT TO CREDIT AGREEMENT

          FIFTH AMENDMENT TO CREDIT AGREEMENT, dated as of July 6, 2000 (this "Amendment"), to the Credit Agreement dated as of June 29, 1999 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") among DONNKENNY APPAREL, INC. a Delaware corporation ("DKA"), BELDOCH INDUSTRIES CORPORATION, a Delaware corporation ("BIC"; together with DKA, and severally, the "Borrowers"), the Guarantors party thereto, the Lenders party thereto and THE CIT GROUP/COMMERCIAL SERVICES, INC. as agent for the Lenders (in such capacity, the "Agent").

          The Borrowers, the Guarantors, the Lenders and the Agent are parties to the Credit Agreement.

          The Borrowers have requested that the Lenders make additional term loans to Borrowers under the Credit Agreement in an aggregate amount of $1,300,000 and amend certain provisions of the Credit Agreement, and the Lenders are willing to make such additional term loans and make such amendments to the Credit Agreement upon the terms and subject to the conditions set forth in this Amendment.

          Accordingly, in consideration of the mutual agreements set forth herein, and for good and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

          1. Defined Terms.
           (a) Existing Definitions. Initially capitalized terms used and not
              --------------------
otherwise defined herein shall have their respective meanings as defined in the Credit Agreement.

          (b) Additional Definitions. As used herein, the following terms shall have the respective meanings given to them below and Section 1.01 of the Credit Agreement is hereby amended to include, in addition, and not in limitation, each of the following definitions:

          "Supplemental Term Loan" shall mean the Supplemental Term Loan made pursuant to Sections 2.01 and 2.02.

          "Supplemental Term Loan Closing Date" shall mean July , 2000. "Supplemental Term Loan Commitment" shall mean, with respect to any Lender, the Supplemental Term Loan Commitment of such Lender as set forth in Schedule 2.01(c).

          "Supplemental Term Notes" shall mean the Supplemental Term Notes of Borrowers, executed and delivered as provided in Section 2.04, in substantially the form of Exhibit A-1 hereto, as amended, modified or supplemented from time to time.

          "Total Supplemental Term Loan Commitment" shall mean the sum of the Lenders' Supplemental Term Loan Commitments, as the same may be reduced from time to time pursuant to Section 2.07.

    (c) Amendments to Existing Definitions.

          (i) Amendment of Definition of Commitment. The defined term "Commitment" set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

          ""Commitment" shall mean, with respect to each Lender, the sum of the Term Loan Commitment of such Lender as set forth in Schedule 2.01 (a) and the Supplemental Term Loan Commitment of such Lender as set forth in
     Schedule 2.01(c), as each maybe adjusted from time to time pursuant to
     Section 2.07, and the Revolving Credit Commitment of such Lender as set forth in Schedule 2.01(12)."

          (ii) Amendment of Definition of Loan. The defined term "Loan" set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

          "'Loan" shall mean the Term Loan, the Supplemental Term Loan or any Revolving Credit Loan."

          (iii) Amendment of Definition of Notes. The defined term "Notes" set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

          "'Notes" shall mean, collectively, the Term Notes, the Supplemental Term Notes and the Revolving Credit Notes."

          (iv) Amendment of Definition of Obligations. All references in the Credit Agreement and in the other Loan Documents to the defined term "Obligations" are hereby amended in each instance to include in addition, and not in limitation, the Supplemental Term Loan.

          (v) Amendment of Definition of Total Commitment. The defined term "Total Commitment" set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

          "'Total Commitment" shall mean the sum of the Lenders' Total Term Loan Commitment plus Total Supplemental Term Loan

     Commitment plus Total Revolving Credit Commitment, as the same may be reduced from time to time pursuant to Section 2.07 hereof."

          2. Amendment of Section 2.01(a). Section 2.01(a) of the Credit Agreement is hereby amended by inserting the following new sentence at the end of such Section:

            "Subject to the terms and conditions and relying upon the representations and warranties herein set forth, each Lender, severally and not jointly, agrees to make the Supplemental Term Loan to the Borrowers on the Supplemental Term Loan Closing Date, in an aggregate principal amount not to exceed the amount of such Lender's Supplemental Term Loan Commitment set forth opposite its name in
            Schedule 2.01 (c) hereto."

          3. Amendment of Section 2.01(b). Section 2.01(b) of the Credit Agreement is hereby amended as follows:

                  (a) The third sentence of the first paragraph of Section 2.01
(b) is hereby amended by inserting therein, as new clause (ii) thereof, the phrase " plus (ii) the principal amount of the Supplemental Term Loam outstanding at any time" and by redesignating the currently existing clause (ii) thereof as clause (iii) thereof.

                  (b) As a result of the amendments to Section 2.01(b) made by clause (a) immediately above, Section 2.01(b) is amended and restated in its entirety to read as follows:

                           "(b) Subject to the terms and conditions and relying
                  upon the representations and warranties herein set forth, each Lender, severally and not jointly, agrees to make Revolving Credit Loans to, and through the Agent open Letters of Credit for the benefit of, the Borrowers, at any time and from time to time from the date hereof to the Revolving Credit Termination Date, in an aggregate principal amount at any time outstanding not to exceed the amount of such Lender's Revolving Credit Commitment set forth opposite its name in
                  Schedule 2.01 (b) annexed hereto. Notwithstanding the foregoing, the aggregate principal amount of Revolving Credit Loans outstanding at any time to the Borrowers shall not exceed (1) the lesser of (A) the Total Revolving Credit Commitment and (B) an amount equal to the total of (i) up to ninety percent (90%) of the Net Amount of Eligible Receivables plus (ii) the sum of (I) up to sixty percent (60%) of the Net Amount of Eligible Inventory plus (II) up to sixty percent (60%) of the undrawn amount of all outstanding Letters of Credit for the importation of finished goods inventory consigned to the Agent as of the date of determination (not to exceed $37,000,000 at any time) minus (iii) any Availability Reserves (the amount determined pursuant to this clause (B) referred to herein as the "Borrowing Base"), minus (2) the Letter of Credit Usage at such time (not to exceed $35,000,000 at any time). In no event, however, shall the sum of (i) the principal amount of the Term Loan outstanding at any time plus (ii) the principal amount of the Supplemental Term Loan outstanding at any time plus (iii) the aggregate principal amount of Revolving Credit Loans outstanding at any time exceed $75,000,000. In addition to and not in limitation of the foregoing limitations with respect to Revolving Credit Loans outstanding at any time to Borrowers, and notwithstanding anything to the contrary contained in this
                  Section 2.01(b), the aggregate principal amount of Revolving Credit Loans outstanding at any time to Borrowers solely with respect to Eligible Receivables and Eligible Inventory shall not exceed an amount equal to the total amount of Revolving Credit Loans then available based upon the immediately preceding clauses (B)(i) and (B)(ii)(I). The Borrowing Base will be computed daily and a compliance certificate from a Responsible Officer of the Borrowers presenting its computation will be delivered to the Agent in accordance with
                  Section 6.05 hereof.

                         Subject to the foregoing and within the foregoing
                  limits, the Borrowers may borrow, repay (or, subject to the provisions of Section 2.09 hereof, prepay) and reborrow Revolving Credit Loans, on and after the date hereof and prior to the Revolving Credit Termination Date, subject to the terms, provisions and limitations set forth herein, including without limitation, the requirement that, except as set forth in Section 2.01(c), no Revolving Credit Loan shall be made hereunder if the amount thereof exceeds the Availability outstanding at such time."

          4. Addition of Schedule 2.01(c). The Credit Agreement is hereby amended by adding thereto a new Schedule 2.01(c) - Supplemental Term Loan Commitment in the form of Schedule 2.01 c attached hereto.

          5. Amendment of Section 2.02(b). Section 2.02(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:

                           "(b) Loans shall be made ratably by the Lenders in
                  accordance with their respective Term Loan Commitments, Supplemental Term Loan Commitments or Revolving Credit Commitments, as the case maybe, provided, however, that the failure of any Lender to make any Loan shall not in itself relieve any other Lender of its obligation to lend hereunder."

          6. Amendment of Section 2.02(d). Section 2.02(d) of the Credit Agreement is hereby amended by inserting ",its Supplemental Term Loan" in the first line thereof immediately after "Term Loan."

          7. Addition of Sections 2.04(f) and 2.04(g). Section 2.04 of the Credit Agreement is hereby amended by adding thereto new Sections 2.04(f) and 3.04(g) as follows:

                           "(f) The Supplemental Term Loan made by a Lender
                  shall be evidenced by a single Supplemental Term Note, duly executed by the Borrowers, dated as of the Supplemental Term Loan Closing Date, in substantially the form of Exhibit A-1 annexed hereto, delivered and payable to such Lender in a principal amount equal to its Supplemental Term Loan Commitment on such date.

                           (g) The entire aggregate principal amount of the
                  Supplemental Term Loan (plus all accrued and unpaid interest thereon), as evidenced by the Supplemental Term Notes, shall be payable in thirty-six (36) consecutive monthly installments commencing on January 1, 2001 and continuing on the first day of each calendar month thereafter, of which the initial thirty-five (35) monthly installments shall each be in an amount equal to one-thirtyfifth (1/35th) of the original principal amount of the Supplemental Term Loan and the thirty-sixth (36th) and final installment shall be in the amount of the entire remaining balance of the Supplemental Term Loan together with all interest accrued thereon, provided that, the entire unpaid balance of the Supplemental Term Loan, together with all interest accrued thereon, shall be due and payable no later than the earlier to occur of the Revolving Credit Termination Date and the Final Maturity Date. All such payments shall be distributed ratably among the Lenders in accordance with their respective Supplemental Term Loan Commitments. Each Supplemental Term Note shall bear interest from its date on the outstanding principal balance thereof, as provided in Section 2.05. All principal payments in respect of the Supplemental Term Loan shall be accompanied by accrued interest on the principal amount being repaid to the date of payment. No scheduled payment of principal in respect of the Supplemental Term Loan shall be made to the extent that a lesser principal payment would result in the payment in full of the outstanding amount of the Supplemental Term Loan, and such lesser amount is paid."

          8. Amendment of Section 2.06(a).

            (a) The first sentence of Section 2.06(a) of the Credit Agreement is hereby amended by inserting " plus the outstanding principal amount of such Lender's Supplemental Term Loan" immediately after "Lenders' Term Loan" and immediately prior to "during the quarter."

            (b) As a result of the amendments to Section 2.06(a) made by clause
(a) immediately above, Section 2.06(a) is amended and restated in its entirety to read as follows:

                         "(a) The Borrowers shall pay each Lender, through the
                  Agent, (i) on the first Business Day of each October, January, April and July, commencing October 1, 1999, and (ii) on the Revolving Credit Termination Date, in immediately available funds, a commitment fee (the "Revolving Credit Commitment Fee") of one-quarter of one percent (1 /4 of 1%) perannum on the amount by which the average daily unused amount of the Revolving Credit Commitment of such Lender exceeds the sum of the outstanding principal amount of such Lender's Term Loan plus the outstanding principal amount of such Lender's Supplemental Term Loan during the quarter (or shorter period commencing with the date hereof or ending with the Revolving Credit Termination Date) ending on such date."

            9. Amendment of Section 2.07(b). Section 2.07(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                         "(b) The Total Term Loan Commitment and the Total
                  Supplemental Term Loan Commitment shall each be permanently reduced by the amount of any repayment or prepayment of the outstanding principal amount of the Term Loans or the Supplemental Term Loans (as the case may be) on the date of any such repayment or prepayment. In any event, all amounts due and owing under the Total Term Loan Commitment and under the Total Supplemental Term Loan Commitment shall be due and payable on the earlier to occur of the Revolving Credit Termination Date and the Final Maturity Date."

            10. Amendment of Section 7.10. Section 7.10 of the Credit Agreement is amended in its entirety to read as follows:

                         "Section 7.10 Minimum Interest Coverage Ratio. Permit
                  the Interest Coverage Ratio of the Parent and its Subsidiaries on a Consolidated basis for each four consecutive fiscal quarter period ending on the last day of each of the fiscal quarters set forth below to be less than the ratio set forth below opposite such fiscal quarter:

                  Quarterly Period Ending        Minimum Interest Coverage Ratio
                  -----------------------        -------------------------------
                  June 30, 2000                              N/A
                  September 30, 2000                         N/A
                  December 31, 2000                          1.14 to 1.00"

            11. Amendment of Section 7.11. Section 7.11 of the Credit Agreement is hereby amended in its entirety to read as follows:

                           "Section 7.11 EBITDA. Permit EBITDA of the Parent and
                  its Subsidiaries (in each case computed and calculated in accordance with GAAP) on a Consolidated basis for each four consecutive fiscal quarter period ending on the last day of each of the fiscal quarters set forth below to be less than the amount set forth below opposite each such fiscal quarter:

                           Quarterly Period           Ending EBITDA
                           ----------------           -------------
                           June 30, 2000              ($1,650,000)

                           September 30, 2000            $395,000)

                           December 31, 2000           $3,882,000

            12. Amendment of Section 7.12A. Section 7.12A of the Credit Agreement is hereby amended in its entirety to read as follows:

                           "Section 7.12A Tanizible Net Worth. Permit the
                  Tangible Net Worth of the Parent and its Subsidiaries (in each case computed and calculated in accordance with GAAP) on a Consolidated basis as of the end of each of the fiscal quarters set forth below to be less than the amount set forth below opposite each such fiscal quarter:

                  Quarterly Period Ending            Tangible Net Worth
                  -----------------------            ------------------
                  June 30, 2000                           $6,000,000

                  September 30, 2000                      $7,400,000

                  December 31, 2000                       $9,500,000

            13 . Organization and Amendment Fee. In consideration of the making of the Supplemental Term Loan and the amendments to the Credit Agreement as set forth herein, Borrowers shall pay to Agent, for the benefit of Lenders, or Agent, at its option, may charge the account(s) of Borrowers maintained by Agent an origination and amendment fee in the amount of $100,000, which fee is fully earned and payable as of the date hereof and shall constitute part of the Obligations.

            14. Representations and Warranties. Borrowers hereby represent and warrant to Lenders that the representations and warranties set forth in Article IV of the Credit Agreement are true on and as of the date hereof, as if made on and as of the date hereof, after giving effect to this Amendment, except to the extent that any such representation or warranty expressly relates to a prior date, and breach of any of the representations and warranties made in this paragraph 14 shall constitute and Event of Default under Article VIII(a) of the Credit Agreement. Borrowers further represent and warrant that, after giving effect to this Amendment, no Event of Default or event which, with the lapse of time or the giving of notice or both, would become an Event of Default has occurred and is continuing.

            15. Effectiveness. This Amendment shall become effective on the date Agent shall have received counterparts of this Amendment duly executed and delivered by each of the parties hereto.

         16. Continuing Effect of Credit Agreement. This Amendment shall not constitute a waiver or amendment of any provision of the Credit Agreement not expressly referred to herein and shall not be construed as a consent to any further or future action on the part of either of the Borrowers that would require consent of Lenders. Except as expressly amended by this Amendment, the provisions of the Credit Agreement are and shall remain in full force and effect.

          17. Applicable Law. This Amendment shall be construed in accordance with and governed by the laws of the State of New York (other than the conflicts of law principles thereof).

         18. Counterparts; Facsimile Sign. This Amendment may be executed in counterparts, each of which shall constitute and original and all of which when taken together shall constitute but one contract. Delivery of an executed counterpart of the signature page of this Amendment by facsimile shall be effective as delivery of a manually executed signature page hereto.

                            [Signature pages follow]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective authorized officers as of the day and year first above written.

                               DONNKENNY APPAREL, INC.,
                                  as a Borrower and a Guarantor


                               By:   /s/ Beverly Eichel
                                    ---------------------------
                               Name:  Beverly Eichel
                               Title: Executive Vice President,
                                      Chief Financial Officer



                               BELDOCH INDUSTRIES CORPORATION,
                                  as a Borrower and a Guarantor


                               By:   /s/ Beverly Eichel
                                    ---------------------------
                               Name:  Beverly Eichel
                               Title: Executive Vice President,
                                      Chief Financial Officer



                               DONNKENNY, INC.,
                                  as a Guarantor


                               By:   /s/ Beverly Eichel
                                    ---------------------------
                               Name:  Beverly Eichel
                               Title: Executive Vice President,
                                      Chief Financial Officer



                               CHRISTIANSBURG GARMENT COMPANY,
                                  INCORPORATED, as a Guarantor


                               By:   /s/ Beverly Eichel
                                    ---------------------------
                               Name:  Beverly Eichel
                               Title: Executive Vice President,
                                      Chief Financial Officer



                               H SQUARED DISPOSITIONS, INC., as a Guarantor


                               By:   /s/ Beverly Eichel
                                    ---------------------------
                               Name:  Beverly Eichel
                               Title: Executive Vice President,
                                      Chief Financial Officer



                                          [SIGNATURES CONTINUE ON NEXT PAGE]

                                THE CIT GROUP/COMMERCIAL SERVICES, INC.,
                                  as Agent


                                By:   /s/ Lisa Murakami
                                     ---------------------------
                                Name:  Lisa Murakami
                                Title: Vice President



                                THE CIT GROUP/COMMERCIAL SERVICES, INC.,
                                  as a Lender


                                By:   /s/ Lisa Murakami
                                     ---------------------------
                                Name:  Lisa Murakami
                                Title: Vice President



                                CENTURY BUSINESS CREDIT CORPORATION,
                                  as a Lender

                                By:   /s/
                                     ---------------------------
                                Name:
                                Title:

                              SCHEDULE 2.01(c)

                       Supplemental Term Loan Commitments

                                               Supplemental           Percentage of Total
                                               Term Loan              Supplemental Term
Lender                                         Commitment1            Loan Commitment
------                                         ----------             ---------------
The CIT Group/Commercial Services, Inc.        $953,290                   73.33%
1211 Avenue of the Americas
New York, New York 10036
Attn: Lisa Murakami

Century Business Credit Corporation 119 West   $346,710                   26.66%
40th Street
New York, New York 10018
Attn: Steven Stone


--------
 1 Based on the original principal amount of the Supplemental Term Loan